Exhibit 99.3

Exhibit 99.3

Exhibit 99.3

Exhibit 99.3

Exhibit 99.3

Exhibit 99.3

Exhibit 99.3

Exhibit 99.3

Exhibit 99.3

Exhibit 99.3

Exhibit 99.3

Exhibit 99.3

Exhibit 99.3

Exhibit 99.3

Exhibit 99.3

Exhibit 99.3

Exhibit 99.3

Exhibit 99.3

Exhibit 99.3

Exhibit 99.3

Exhibit 99.3

Exhibit 99.3

Exhibit 99.3

Exhibit 99.3

Exhibit 99.3

Exhibit 99.3

Exhibit 99.3

Exhibit 99.3

Exhibit 99.3

Exhibit 99.3

Exhibit 99.3

Exhibit 99.3

Exhibit 99.3

Exhibit 99.3

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Exhibit 99.3

Exhibit 99.3